Property and Equipment, Net (Tables)	6 Months Ended
Oct. 31, 2024
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net consist of the following:

	As of April 30, 2024	As of October 31, 2024
	JPY	JPY	USD
		(Unaudited)	(Unaudited)
At cost:
Office equipment	3,559,257	3,786,348	24,853
Total	3,559,257	3,786,348	24,853
Accumulated depreciation	(2,239,373)	(2,700,635)	(17,727)
Property and equipment, net	1,319,884	1,085,713	7,126